SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2003

HASTINGS MANUFACTURING COMPANY
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-3574 (Commission File Number)	38-0633740 (IRS Employer Identification no.)

325 North Hanover Street Hastings, Michigan (Address of principal executive offices)	49058 (Zip Code)

Registrant's telephone number,
including area code:  (269) 945-2491

          Hastings Manufacturing Company (the "Company") hereby amends Item 7, Financial Statements and Exhibits, of its Current Report on Form 8-K filed April 11, 2003 (the "Form 8-K"), and amends and restates Item 2, Acquisition or Disposition of Assets, of the Form 8-K, all as set forth in the following pages.

          Pursuant to paragraphs (a)(4) and (b)(2) of Item 7 of Form 8-K, Item 7 of the Form 8-K is hereby amended to include the financial statements and pro forma financial information required to be filed in connection with the acquisition reported in Item 2.

Item 2.	Acquisition or Disposition of Assets.

          As previously reported on the Form 8-K, effective on March 27, 2003 the Company, through its Canadian subsidiary, Hastings, Inc., acquired 100 percent of the outstanding shares of Ertel Manufacturing Corporation of Canada, Ltd. ("Ertel") and Syzygy Auto Distribution Inc. ("Syzygy"), both Canadian corporations. Ertel and Syzygy are referred to herein collectively as the "Acquired Companies." The financial statements and financial results of the Acquired Companies, as discussed in the combined financial statements set forth in Exhibit 99.1 hereto, and the pro forma condensed combined statements of operations set forth in Exhibit 99.2 hereto, are referred to as that of the "Ertel and Syzygy Business."

          The acquisition of Ertel was conducted pursuant to a Share Purchase Agreement dated as of February 11, 2003, as amended, by and among Paul Elliott and Jeffrey Scott (collectively, the "Ertel Sellers"), Hastings, Inc. and Ertel. The acquisition of Syzygy was conducted pursuant to a Share Purchase Agreement dated as of February 11, 2003 by and among Ann Jackson and Lydia Scott (collectively, the "Syzygy Sellers") and Hastings, Inc. See Exhibits 2.1 through 2.4. Paul Elliott is married to Ann Jackson and Jeffrey Scott is married to Lydia Scott. Prior to the Ertel acquisition, the Ertel Sellers acquired from Ertel all of the outstanding stock of Ertel's subsidiaries Michigan 99 Inc., a Michigan corporation, and Syzygy Auto Distribution Corp., a Texas corporation.

          Ertel distributes a full line of internal engine parts through a network of distribution centers located throughout Canada. Syzygy is a distributor of consignment aftermarket products in Canada through Ertel's distribution network. As a result of these acquisitions, the Company (through Hastings, Inc.) is expected to be a leading Canadian distributor of internal engine components, including piston rings, pistons, gaskets, bearings, camshafts and other parts. The Company expects to reduce costs of the combined Canadian operations through economies of scale and various operational synergies.

          As indicated above, the Acquired Companies were related parties prior to the acquisitions. For purposes of this filing, the purchase transactions were aggregated. The purchase price payable to the sellers was $6,979,220, including $4,083,000 of cash and $2,896,220 of secured term notes payable issued to the sellers. The total purchase price, for accounting purposes, including estimated acquisition and restructuring costs, amounted to $7,695,303. The final purchase price (for accounting purposes) will change as actual acquisition and restructuring costs are determined. The terms of the Share Purchase Agreements, including the purchase prices to be paid to the Ertel Sellers and the Syzygy Sellers, were arrived at through arms-length negotiations between the parties. Due to the nature of the distribution operations of the Acquired Companies, the purchase price was primarily determined based on the Acquired Companies' past operating results rather than their tangible assets. Ertel's and Syzygy's net sales for the year ended December 31, 2002 were approximately $16,617,000 and $143,000, respectively.

          In connection with the acquisitions, the Company restructured its U.S. and Canadian loan agreements. The Company's U.S. secured short-term line with its primary lender, Bank One, was increased from $4,250,000 to $7,000,000. In Canada, Hastings, Inc.'s secured $700,000 short-term line with its former lender was replaced with a secured $5,784,000 short-term line with the Canadian affiliate of the Company's primary lender. This new line is secured by all Canadian accounts receivable, inventory and equipment and, through an unlimited guarantee of the Company, all other assets of the Company. Hastings, Inc. also borrowed $1,890,000 on a term loan that is secured by a first mortgage on its land and buildings located in Barrie, Ontario. With this new borrowing capacity, the Company financed the $4,083,000 of cash paid in the acquisitions.

          Before these transactions, there were no material relationships between the Ertel Sellers, the Syzygy Sellers or the Acquired Companies, on one hand, and the Company, Hastings, Inc. or any of their directors or executive officers, or associates of such persons, on the other hand.

          All dollar amounts set forth in this Item 2 are in United States Dollars.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(a)

Financial Statements of Business Acquired: The report of independent auditors and combined financial statements of the Ertel and Syzygy Business are filed as Exhibit 99.1 hereto and are here incorporated by reference. These financial statements include:

(i)	Report of Independent Auditors dated March 20, 2003 (except Note 14, which is as of March 27, 2003).

(ii)	Combined Balance Sheets at December 31, 2002 and December 31, 2001.

(iii)	Combined Statements of Operations and Retained Earnings for the years ended December 31, 2002 and December 31, 2001.

(iv)	Combined Statements of Cash Flows for the years ended December 31, 2002 and December 31, 2001.

(v)	Summary of Significant Accounting Policies.

(vi)	Notes to Combined Financial Statements.

(b)	Pro Forma Financial Information: Unaudited pro forma financial information for the Company is filed as Exhibit 99.2 hereto and is here incorporated by reference. This financial information includes:

(i)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2002.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2003.

(iii)	Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

(c)	Exhibits: The following documents are attached as exhibits to this report on Form 8-K:

2.1

Share Purchase Agreement dated as of February 11, 2003 by and among Paul Elliott, Jeffrey Scott, Hastings, Inc. and Ertel Manufacturing Corporation of Canada, Ltd. Previously filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002. Here incorporated by reference.

2.2

Amendment dated March 21, 2003 to Share Purchase Agreement dated as of February 11, 2003 by and among Paul Elliott, Jeffrey Scott, Hastings, Inc. and Ertel Manufacturing Corporation of Canada, Ltd. Previously filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002. Here incorporated by reference.

2.3

Confirmation of Extension of Closing Date relating to Share Purchase Agreement dated as of February 11, 2003 by and among Paul Elliott, Jeffrey Scott, Hastings, Inc. and Ertel Manufacturing Corporation of Canada, Ltd., as amended. Previously filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002. Here incorporated by reference.

2.4

Share Purchase Agreement relating to Syzygy Auto Distribution Inc. dated as of February 11, 2003 by and among Ann Jackson, Lydia Scott and Hastings, Inc. Previously filed as an exhibit to the Company's Form 8-K filed on April 11, 2003. Here incorporated by reference.

23.1	Consent of BDO Dunwoody LLP.

99.1

The Ertel and Syzygy Business' Report of Independent Auditors dated March 20, 2003 (except Note 14, which is as of March 27, 2003); Combined Balance Sheets at December 31, 2002 and December 31, 2001; Combined Statements of Operations and Retained Earnings for the years ended December 31, 2002 and December 31, 2001; Combined Statements of Cash Flows for the years ended December 31, 2002 and December 31, 2001; Summary of Significant Accounting Policies; and Notes to Combined Financial Statements.

99.2

The Company's Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2002; Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2003; and Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 2003	HASTINGS MANUFACTURING COMPANY

	By	/s/ Thomas J. Bellgraph
Thomas J. Bellgraph Vice President-Finance

EXHIBIT INDEX

Exhibit Number	Document

2.1

Share Purchase Agreement dated as of February 11, 2003 by and among Paul Elliott, Jeffrey Scott, Hastings, Inc. and Ertel Manufacturing Corporation of Canada, Ltd. Previously filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002. Here incorporated by reference.

2.2

Amendment dated March 21, 2003 to Share Purchase Agreement dated as of February 11, 2003 by and among Paul Elliott, Jeffrey Scott, Hastings, Inc. and Ertel Manufacturing Corporation of Canada, Ltd. Previously filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002. Here incorporated by reference.

2.3

Confirmation of Extension of Closing Date relating to Share Purchase Agreement dated as of February 11, 2003 by and among Paul Elliott, Jeffrey Scott, Hastings, Inc. and Ertel Manufacturing Corporation of Canada, Ltd., as amended. Previously filed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002. Here incorporated by reference.

2.4

Share Purchase Agreement relating to Syzygy Auto Distribution Inc. dated as of February 11, 2003 by and among Ann Jackson, Lydia Scott and Hastings, Inc. Previously filed as an exhibit to the Company's Form 8-K filed on April 11, 2003. Here incorporated by reference.

23.1	Consent of BDO Dunwoody LLP.

99.1

The Ertel and Syzygy Business' Report of Independent Auditors dated March 20, 2003 (except Note 14, which is as of March 27, 2003); Combined Balance Sheets at December 31, 2002 and December 31, 2001; Combined Statements of Operations and Retained Earnings for the years ended December 31, 2002 and December 31, 2001; Combined Statements of Cash Flows for the years ended December 31, 2002 and December 31, 2001; Summary of Significant Accounting Policies; and Notes to Combined Financial Statements.

99.2

The Company's Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2002; Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2003; and Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.